UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2014

QS LEGG MASON

DYNAMIC MULTI-STRATEGY VIT PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Portfolio will seek to reduce volatility as a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio for the twelve-month reporting period ended December 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

II	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the twelve months ended December 31, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce’s initial estimate showed that fourth quarter 2014 GDP growth was 2.6%. Moderating growth was due to several factors, including an upturn in imports, a downturn in federal government spending and decelerations in nonresidential fixed investment and in exports.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, but generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While the PMI dipped to 56.6 in September, it rose back to 59.0 in October. Manufacturing activity then moderated over the last two months of the year and the PMI was 55.5 in December. However, for 2014 as a whole the PMI averaged 55.8, the best annual reading since 2010.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment generally declined throughout the reporting period and reached a low of 5.6% in December 2014, the lowest level since June 2008.

Growth outside the U.S. was mixed. In its January 2015 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said “Global growth will receive a boost from lower oil prices, which reflect to an important extent higher supply. But this boost is projected to be more than offset by negative factors, including investment weakness as adjustment to diminished expectations about medium-term growth continues in many advanced and emerging market economies.” From a regional perspective, the IMF said 2014 growth was 0.8% in the Eurozone, versus -0.5% in 2013. Japan’s economy expanded 0.1% in 2014, compared to 1.6% in 2013. Elsewhere, the IMF said that overall growth in emerging market countries decelerated in 2014, with growth of 4.4% versus 4.7% in 2013.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	III

Investment commentary (cont’d)

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its last meeting of the year that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient …to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, after the reporting period ended, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In November 2013, before the beginning of the reporting period, the ECB cut rates from 0.50% to a new record low of 0.25%. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, after the reporting period ended, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.6% on November 21, 2014 in an effort to stimulate growth.

IV	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	V

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Portfolio will seek to reduce volatility as a secondary objective. The Portfolio is a fund of funds — it invests primarily in other funds. These underlying funds are open-end funds managed by Legg Mason or its affiliates, or exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers.

The Portfolio seeks to achieve its objectives by investing in a broad range of asset classes and investment styles, combined with multiple layers of risk management strategies. QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”), one of the Portfolio’s subadvisers, is responsible for implementation of the Portfolio’s overall asset allocation and the Dynamic Risk Management strategy described below. Western Asset Management Company (“Western Asset”), the Portfolio’s other subadviser, is responsible for the Event Risk Management strategy described below and manages the portion of the Portfolio’s cash and short-term instruments allocated to it.

The Portfolio’s target allocation for long-term investments (the “Target Allocation”) is 70% in equity funds and 30% in fixed-income funds that are not money market funds (“long-term fixed-income funds”).

While changes to the Target Allocation are not expected to be frequent or substantial, the Portfolio’s Target Allocation may range from 60% of its net assets in equity funds and 40% of its net assets in long-term fixed-income funds to 75% of its net assets in equity funds and 25% of its net assets in long-term fixed-income funds as, in QS LMGAA’s opinion, market conditions warrant. In addition to these long-term investments, the Portfolio may invest in short-term defensive instruments, including money market funds, Treasury bills and cash, and may enter into derivative transactions involving options, futures and swaps as part of its risk management strategies.

A combination of risk management strategies will be implemented that will attempt to reduce downside volatility within the Portfolio. These strategies include Dynamic Risk Management and Event Risk Management. Dynamic Risk Management attempts to limit losses by allocating Portfolio assets away from equity and long-term fixed-income funds. Dynamic Risk Management allocates a portion of the Portfolio’s assets into short-term defensive instruments that are expected to decline in value less than riskier assets in the event of market declines and into index options and index futures contracts that are expected to increase in value in the event of market declines. A small portion of the Portfolio’s assets will be invested in the Event Risk Management strategy. Event Risk Management invests in options and futures that are expected to increase in value in the event of declines in the broad equity and bond markets during a short period of time. Through both strategies, the Portfolio gives up some of the potential for high total return that could be achieved if the Portfolio were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the Portfolio’s NAVi under negative market conditions.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report	1

Portfolio overview (cont’d)

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. 2014 can be divided into two halves. The first half of the year was a continuation of the easy money induced, low volatility environment where risk was encouraged. The second half of the year marked the return of risk aversion and market turbulence. This shift was driven initially by concerns about the eventual effects of the Federal Reserve Board (“Fed”)ii tapering and about slow growth in Japan and Europe. However, geopolitical events like the Greek vote and Saudi Arabia’s refusal to cut supply added uncertainty and fueled more volatility toward the end of the year.

Despite the end of year volatility, U.S. equities delivered strong returns in 2014. The Russell 1000 Indexiii of large-cap U.S. stocks returned 4.88% for the quarter and 13.24% for the year ended December 31, 2014. Small-cap stocks as measured by Russell 2000 Indexiv started gaining momentum later in the year, returning 9.73% for the quarter and 4.89% for the year. Non-U.S. stocks were negatively affected by the strong dollar. The Fed’s tapering of unconventional monetary policy supported the U.S. dollar, causing it to rise by 10.5%. As a result, non-U.S. stock returns were negative on a dollar basis. The MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”)v declined 3.81% for the quarter and 3.44% for the year.

On the fixed-income side, the market consensus that interest rates were going to rise was wrong once again. Despite the Fed’s tapering, interest rates declined over 2014, especially in the latter half of the year, propelling bonds upward. Remember, bond prices move in the opposite direction of yields so when yields go down, bond prices go up. As a result, the Barclays U.S. Aggregate Indexvi of investment grade bonds rose 1.79% for the fourth quarter and 5.97% for the year. Unlike investment grade bonds, high yield bonds were hurt by the increase in volatility and drop in oil prices at the end of the year. Lower oil prices put revenue pressure on oil drilling and oil services companies, whose bonds make up a large share of the high-yield bond universe. In reaction, high-yield credit spreads moved up to levels not seen since 2012. The Barclays Global High Yield Index (Hedged)vii declined 1.6% for the quarter and rose 2.58% for the year as a whole.

One of the most significant market events of 2014 was the rapid and precipitous drop in oil prices at the end of the year. The primary cause of this drop was Saudi Arabia’s refusal to cut its oil production to support the price of oil. Historically, Organization of the Petroleum Exporting Countries (“OPEC”) and Saudi Arabia in particular have managed the global price of oil by adjusting their level of production. However, new sources of oil from the U.S. Shale Oil Fields and non-OPEC members, such as Russia, have been pumping freely without any regard to the impact on OPEC. In an effort to impose market discipline and regain market share, Saudi Arabia has abandoned its role as the guardian of oil prices and declared that market forces should determine the price of oil. This is a tectonic shift in a longstanding market dynamic and it left oil market participants and investors uncertain about the implications of the change. This uncertainty is fueling market volatility.

2	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report

Q. How did we respond to these changing market conditions?

A. The Portfolio uses two risk management strategies to attempt to limit losses when markets fall. One strategy involves the continuous use of index options and/or futures contracts that are expected to increase in value in the event of market declines. During the reporting period, this strategy involved the use of put options on the S&P 500 Indexviii. This strategy detracted from the portfolio’s performance over the year as stock markets rose.

The other strategy involves systematically raising the allocation to short-term defensive instruments such as cash in response to declines in the Portfolio’s NAV and then increasing the allocation to equity funds and long-term fixed-income funds in accordance with the Portfolio’s Target Allocation as the Net Asset Value (“NAV”) rises. This was triggered during a brief period in October when markets experienced a decline and a volatility spike. The Portfolio was back to being fully invested by early November.

Performance review

For the twelve months ended December 31, 2014, Class I shares of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio1 returned 6.69%. The Portfolio’s unmanaged benchmarks, the Barclays U.S. Aggregate Index and the Russell 3000 Indexix, and the Composite Indexx, returned 5.97%, 12.56% and 7.13%, respectively, for the same period. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average2 returned 6.05% over the same time frame.

Performance Snapshot as of December 31, 2014 (unaudited)
	6 months	12 months
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio[1]:
Class I	0.71%	6.69%
Class II	0.56%	6.37%
Barclays U.S. Aggregate Index	1.96%	5.97%
Russell 3000 Index	5.25%	12.56%
Composite Index	1.05%	7.13%
Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[2]	0.69%	6.05%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 225 funds for the six-month period and among the 220 funds for the twelve-month period in the Portfolio’s Lipper category.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report	3

Portfolio overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class I and Class II shares were 1.22% and 1.50%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets is not expected to exceed 1.10% for Class I shares and 1.35% for Class II shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Taking into account both the underlying funds’ return and their weightings within the Portfolio, the leading contributors to absolute performance were the QS Batterymarch U.S. Large Cap Equity Fund, the Legg Mason

BW Diversified Large Cap Value Fund and the ClearBridge Aggressive Growth Fund.

In relative terms (i.e., relative to each underlying fund’s specific benchmark), the leading contributors to performance were the Legg Mason BW Global Opportunities Fund, the ClearBridge Aggressive Growth Fund and the QS Batterymarch International Equity Fund.

Q. What were the leading detractors from performance?

A. The leading detractor from performance, relative to the Portfolio’s Composite Index, was the allocation to the Event Risk Management strategy that the Portfolio employs. During the reporting period, the strategy involved the continuous use of put options on the S&P 500 Index. Although there were times during the year during which there were market declines (and in which the value of the put options rose), for the year as a whole equity market conditions were generally positive. As a result, the put options that we held generally lost value during the course of the year.

Among the underlying funds, the leading detractor from the Portfolio’s absolute performance was the QS Batterymarch International Equity Fund (despite being one of the largest contributors from a manager selection perspective).

The leading detractor to relative performance among underlying funds was the Royce Heritage Fund which underperformed its specific benchmark, the Russell 2000 Index, over the course of the year.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were no significant changes during the reporting period.

4	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report

Thank you for your investment in QS Legg Mason Dynamic Multi-Strategy VIT Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Y. Wayne Lin

Portfolio Manager

QS Legg Mason Global Asset Allocation, LLC

Thomas Picciochi

Portfolio Manager

QS Legg Mason Global Asset Allocation, LLC

Ellen Tesler

Portfolio Manager

QS Legg Mason Global Asset Allocation, LLC

January 20, 2015

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. There are additional risks and other expenses associated with investing in other mutual funds rather than directly in portfolio securities. In addition to the Portfolio’s operating expenses, you will indirectly bear the operating expenses of the underlying funds. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Certain of the underlying funds may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The model used to manage the Portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report	5

Portfolio overview (cont’d)

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

iv

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

[v]

The MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”) is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. includes both developed and emerging markets.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

viii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ix	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[x]

The Composite Index reflects the blended rate of return of the following underlying indices: 50% Russell 1000 Index, 10% Russell 2000 Index, 10% MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”), 15% Barclays Global Aggregate ex-USD Index and 15% Barclays U.S. Aggregate Index. The MSCI ACWI Ex-U.S. is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies, and includes both developed and emerging markets.

6	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report

Portfolio at a glance (unaudited)

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Breakdown† (%) as of — December 31, 2014

As a Percentage of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
18.6 Legg Mason Partners Equity Trust — QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Health Care Financials Industrials
13.6 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Information Technology Consumer Discretionary Energy Industrials
14.0 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Information Technology Industrials Health Care Energy
14.2 Legg Mason Global Asset Management Trust — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	Sovereign Bonds Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Municipal Bonds
14.1 Western Asset Funds, Inc. — Western Asset Intermediate Bond Fund, Class IS Shares	Investment Grade Corporate Bonds Government Mortgaged-Backed Securities Asset-backed Securities Cash & Other Securities
9.0 The Royce Fund — Royce Heritage Fund, Investment Class Shares	Industrials Information Technology Financials Consumer Discretionary Materials
8.8 Legg Mason Global Asset Management Trust — QS Batterymarch International Equity Fund, Class IS Shares	Financials Consumer Discretionary Health Care Industrials Consumer Staples

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report	7

Portfolio at a glance (unaudited) (cont’d)

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Breakdown† (%) as of — December 31, 2014

% of Total Long-Term Investments	Top 5 Sectors
0.9 iShares Trust — iShares Russell 2000 Index Fund	Financials Information Technology Health Care Consumer Discretionary Industrials
0.9 iShares Trust — iShares International Treasury Bond Fund	Japan Italy France United Kingdom Germany
0.8 iShares Trust — iShares MSCI EAFE Index Fund	Japan United Kingdom France Switzerland Germany
1.0 iShares Trust — iShares Intermediate Credit Bond Fund	Banking Consumer Non-Cyclical Energy Supranational Communications
1.7 iShares Trust — iShares Russell 1000 Value Index Fund	Financials Health Care Energy Industrials Information Technology
1.7 iShares Trust — iShares Russell 1000 Growth Index Fund	Information Technology Consumer Discretionary Health Care Industrials Consumer Staples
0.7 Purchased Options

†	Subject to change at any time.

8	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2014 and held for the six months ended December 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class I	0.71%	$1,000.00	$1,007.10	0.39%	$1.97	Class I	5.00%	$1,000.00	$1,023.24	0.39%	$1.99
Class II	0.56	1,000.00	1,005.60	0.64	3.24	Class II	5.00	1,000.00	1,021.98	0.64	3.26

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report	9

Portfolio expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/14	6.69%	6.37%
Inception* through 12/31/14	11.37	11.09

Cumulative total returns[1]
Class I (Inception date of 11/30/11 through 12/31/14)	39.45%
Class II (Inception date of 11/30/11 through 12/31/14)	38.36

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are November 30, 2011.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report	11

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I and Class II Shares of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio vs. Benchmark Indices† — November 2011 - December 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class I and Class II shares of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio on November 30, 2011 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Barclay U.S. Aggregate Index, Russell 3000 Index and Composite Index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. These indices are unmanaged. The Composite Index reflects the blended rate of return of the following underlying indices: 50% Russell 1000 Index, 10% Russell 2000 Index, 10% MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”), 15% Barclays Global Aggregate ex-USD Index and 15% Barclays U.S. Aggregate Index. The MSCI ACWI Ex-U.S. is a market capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies, and includes both developed and emerging markets. The Indices are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

12	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report

Schedule of investments

December 31, 2014

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Description		Shares	Value
Investments in Underlying Funds — 98.6%
iShares Trust:
iShares Intermediate Credit Bond Fund		133,191	$14,561,772
iShares International Treasury Bond Fund		142,108	13,753,212
iShares MSCI EAFE Index Fund		198,599	12,082,763
iShares Russell 1000 Growth Index Fund		271,828	25,989,475
iShares Russell 1000 Value Index Fund		248,500	25,943,400
iShares Russell 2000 Index Fund		119,000	14,240,730
Legg Mason Global Asset Management Trust:
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares		11,027,224	214,479,501	(a)
Legg Mason BW Global Opportunities Bond Fund, Class IS Shares		19,845,839	216,716,564	(a)
QS Batterymarch International Equity Fund, Class IS Shares		9,443,626	135,043,857	(a)
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares		936,697	208,471,187	(a)
QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares		16,829,567	283,746,498	(a)
The Royce Fund — Royce Heritage Fund, Investment Class Shares		9,051,943	137,680,053	(a)
Western Asset Funds, Inc. — Western Asset Intermediate Bond Fund, Class IS Shares		19,438,150	215,180,323	(a)
Total Investments in Underlying Funds (Cost — $1,408,164,879)			1,517,889,335

	Expiration Date	Contracts
Purchased Options — 0.7%
S&P 500 Index, Put @ 1,500.00	12/19/15	40	99,200
S&P 500 Index, Put @ 1,550.00	12/19/15	69	196,995
S&P 500 Index, Put @ 1,600.00	12/19/15	345	1,352,400
S&P 500 Index, Put @ 1,625.00	12/19/15	70	295,400
S&P 500 Index, Put @ 1,650.00	12/19/15	530	2,416,800
S&P 500 Index, Put @ 1,675.00	12/19/15	9	41,310
S&P 500 Index, Put @ 1,700.00	12/19/15	652	3,390,400
S&P 500 Index, Put @ 1,725.00	12/19/15	296	1,693,120
S&P 500 Index, Put @ 1,750.00	12/19/15	207	1,279,260
S&P 500 Index, Put @ 1,800.00	12/19/15	72	522,072
Total Purchased Options (Cost — $15,435,400)			11,286,957
Total Investments before Short-Term Investments (Cost — $1,423,600,279)			1,529,176,292

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report	13

Schedule of investments (cont’d)

December 31, 2014

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

	Rate	Shares	Value
Short-Term Investments — 0.9%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $13,668,942)	0.060%	13,668,942	$13,668,942
Total Investments — 100.2% (Cost — $1,437,269,221#)			1,542,845,234
Liabilities in Excess of Other Assets — (0.2)%			(2,979,533)
Total Net Assets — 100.0%			$1,539,865,701

(a)	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds are available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $1,439,019,769.

See Notes to Financial Statements.

14	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report

Statement of assets and liabilities

December 31, 2014

Assets:
Investments in affiliated Underlying Funds, at cost	$1,309,278,111
Investments in unaffiliated Underlying Funds and investments, at cost	127,991,110
Investments in affiliated Underlying Funds, at value	1,411,317,983
Investments in unaffiliated Underlying Funds and investments, at value	131,527,251
Cash	4,965
Receivable for Portfolio shares sold	853,046
Interest receivable	100
Prepaid expenses	14,192
Total Assets	1,543,717,537

Liabilities:
Payable for Portfolio shares repurchased	3,278,695
Investment management fee payable	460,198
Trustees’ fees payable	13,656
Service and/or distribution fees payable	12,124
Accrued expenses	87,163
Total Liabilities	3,851,836
Total Net Assets	$1,539,865,701

Net Assets:
Par value (Note 7)	$1,176
Paid-in capital in excess of par value	1,412,930,245
Undistributed net investment income	594,604
Accumulated net realized gain on Underlying Funds, investments and capital gain distributions from Underlying Funds	20,763,663
Net unrealized appreciation on Underlying Funds and investments	105,576,013
Total Net Assets	$1,539,865,701

Shares Outstanding:
Class I	113,182,477
Class II	4,397,250

Net Asset Value:
Class I	$13.10
Class II	$13.06

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report	15

Statement of operations

For the Year Ended December 31, 2014

Investment Income:
Income distributions from affiliated Underlying Funds	$21,442,585
Income distributions from unaffiliated Underlying Funds	1,836,278
Interest	3,399
Total Investment Income	23,282,262

Expenses:
Investment management fee (Note 2)	5,825,510
Legal fees	196,099
Service and/or distribution fees (Notes 2 and 5)	134,063
Fund accounting fees	133,809
Trustees’ fees	104,010
Shareholder reports	60,070
Audit and tax fees	29,266
Custody fees	25,686
Insurance	12,747
Transfer agent fees (Note 5)	12,653
Miscellaneous expenses	3,241
Total Expenses	6,537,154
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,396,560)
Net Expenses	5,140,594
Net Investment Income	18,141,668

Realized and Unrealized Gain (Loss) on Underlying Funds, Investments and Capital Gain Distributions from Underlying Funds (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Sale of affiliated Underlying Funds	149,762
Investment transactions	(9,562,998)
Capital gain distributions from affiliated Underlying Funds	36,936,364
Net Realized Gain	27,523,128
Change in Net Unrealized Appreciation (Depreciation) From:
Affiliated Underlying Funds	34,381,661
Unaffiliated Underlying Funds and Investments	2,169,079
Change in Net Unrealized Appreciation (Depreciation)	36,550,740
Net Gain on Underlying Funds, Investments and Capital Gain Distributions from Underlying Funds	64,073,868
Increase in Net Assets from Operations	$82,215,536

See Notes to Financial Statements.

16	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2014	2013

Operations:
Net investment income	$18,141,668	$5,943,907
Net realized gain	27,523,128	16,952,967
Change in net unrealized appreciation (depreciation)	36,550,740	64,883,791
Increase in Net Assets from Operations	82,215,536	87,780,665

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(22,750,135)	(9,125,055)
Net realized gains	(14,960,781)	(669,155)
Decrease in Net Assets from Distributions to Shareholders	(37,710,916)	(9,794,210)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	549,238,157	812,353,390
Reinvestment of distributions	37,710,916	9,794,210
Cost of shares repurchased	(123,986,681)	(78,996,098)
Increase in Net Assets from Portfolio Share Transactions	462,962,392	743,151,502
Increase in Net Assets	507,467,012	821,137,957

Net Assets:
Beginning of year	1,032,398,689	211,260,732
End of year*	$1,539,865,701	$1,032,398,689
*Includesundistributed net investment income of:	$594,604	$186,883

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2014	2013	2012		2011[2]

Net asset value, beginning of year	$12.61	$10.77	$9.87		$10.00

Income (loss) from operations:
Net investment income	0.18	0.15	0.33	[3]	0.12	[3]
Net realized and unrealized gain (loss)	0.66	1.83	0.71		(0.13)
Total income (loss) from operations	0.84	1.98	1.04		(0.01)

Less distributions from:
Net investment income	(0.20)	(0.12)	(0.14)		(0.12)
Net realized gains	(0.15)	(0.02)	(0.00)	[4]	—
Total distributions	(0.35)	(0.14)	(0.14)		(0.12)

Net asset value, end of year	$13.10	$12.61	$10.77		$9.87
Total return[5]	6.69%	18.37%	10.56%		(0.12)%

Net assets, end of year (000s)	$1,482,417	$986,544	$198,555		$3,895

Ratios to average net assets:
Gross expenses[6]	0.49%	0.51%	0.82%		15.88%[7]
Net expenses[6,8,9,10]	0.39	0.38	0.40		0.44	[7]
Net investment income	1.42	1.22	3.14	[3]	13.38	[3,7]

Portfolio turnover rate	2%	3%	35%		15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2011 (inception date) to December 31, 2011.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Portfolio invests.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class II Shares[1]	2014	2013	2012		2011[2]

Net asset value, beginning of year	$12.58	$10.75	$9.87		$10.00

Income (loss) from operations:
Net investment income	0.14	0.09	0.49	[3]	0.11	[3]
Net realized and unrealized gain (loss)	0.66	1.86	0.52		(0.13)
Total income (loss) from operations	0.80	1.95	1.01		(0.02)

Less distributions from:
Net investment income	(0.17)	(0.10)	(0.13)		(0.11)
Net realized gains	(0.15)	(0.02)	(0.00)	[4]	—
Total distributions	(0.32)	(0.12)	(0.13)		(0.11)

Net asset value, end of year	$13.06	$12.58	$10.75		$9.87
Total return[5]	6.37%	18.12%	10.29%		(0.16)%

Net assets, end of year (000s)	$57,449	$45,855	$12,706		$100

Ratios to average net assets:
Gross expenses[6]	0.76%	0.79%	1.03%		16.27%[7]
Net expenses[6,8,9,10]	0.64	0.63	0.59		0.69	[7]
Net investment income	1.07	0.73	4.61	[3]	13.13	[3,7]

Portfolio turnover rate	2%	3%	35%		15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2011 (inception date) to December 31, 2011.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Portfolio invests.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class II shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (formerly Legg Mason Dynamic Multi-Strategy VIT Portfolio) (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio invests in other mutual funds (“Underlying Funds”) which are affiliated with Legg Mason, Inc. (“Legg Mason”) or exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers. The financial statements and financial highlights for the Underlying Funds are presented in a separate shareholder report for each respective Underlying Fund.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers

20	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report

or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report	21

Notes to financial statements (cont’d)

generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Investments in Underlying Funds	$1,517,889,335	—	—	$1,517,889,335
Purchased options	6,881,637	$4,405,320	—	11,286,957
Total long-term investments	$1,524,770,972	$4,405,320	—	$1,529,176,292
Short-term investments†	13,668,942	—	—	13,668,942
Total investments	$1,538,439,914	$4,405,320	—	$1,542,845,234

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the

22	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report

repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Fund of funds risk. Your cost of investing in the Portfolio, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw their investments from such Underlying Fund at a time that is unfavorable to the Portfolio. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.

(d) Purchased options. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report	23

Notes to financial statements (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2014, the Portfolio did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

However, due to the timing of when distributions are made by the Portfolio, the Portfolio may be subject to an excise tax of 4% of the amount by which 98% of the Portfolio’s annual

24	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report

taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$5,016,188	$(5,016,188)

(a)	Reclassifications are due to book/tax differences in the treatment of distributions from underlying funds.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. QS Legg Mason Global Asset Allocation, LLC (formerly Legg Mason Global Asset Allocation, LLC) (“QS LMGAA”), one of the Portfolio’s subadvisers, is responsible for the implementation of the Portfolio’s overall asset allocation and the Dynamic Risk Management Strategy. Western Asset Management Company (“Western Asset”), the Portfolio’s other subadviser, is responsible for the Portfolio’s Event Risk Management Strategy and manages the portion of the Portfolio’s cash and short-term instruments allocated to it. LMPFA, QS LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Portfolio, including the management of the portion of the cash and short-term instruments allocated to Western Asset.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class I and Class II shares did not exceed 1.10% and 1.35%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report	25

Notes to financial statements (cont’d)

a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended December 31, 2014, fees waived and/or expenses reimbursed amounted to $1,396,560.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$478,302,400
Sales	20,768,921

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$120,503,350
Gross unrealized depreciation	(16,677,885)
Net unrealized depreciation	$103,825,465

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2014.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$11,286,957

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated Underlying Funds and investments, at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information

26	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report

about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(11,965,922)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$1,195,640

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from unaffiliated Underlying Funds and investments in the Statement of Operations.

During the year ended December 31, 2014, the volume of derivative activity for the Portfolio was as follows:

Average market value
Purchased options	$7,759,775

The following table presents by financial instrument, the Portfolio’s derivative assets net of the related collateral received by the Portfolio at December 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$11,286,957	—	$11,286,957

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments in unaffiliated Underlying Funds and Investments, at value in the Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays a service and/or distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and distribution fees are accrued and paid monthly.

For the year ended December 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$6,101
Class II	$134,063	6,552
Total	$134,063	$12,653

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report	27

Notes to financial statements (cont’d)

For the year ended December 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$1,332,594
Class II	63,966
Total	$1,396,560

6. Distributions to shareholders by class

	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Investment Income:
Class I	$22,027,213	$8,783,980
Class II	722,922	341,075
Total	$22,750,135	$9,125,055

Net Realized Gains:
Class I	$14,328,708	$614,703
Class II	632,073	54,452
Total	$14,960,781	$669,155

7. Shares of beneficial interest

At December 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	41,302,925	$535,659,120	65,318,600	$779,792,956
Shares issued on reinvestment	2,769,031	36,355,921	751,053	9,398,683
Shares repurchased	(9,151,106)	(118,611,637)	(6,244,300)	(74,757,289)
Net increase	34,920,850	$453,403,404	59,825,353	$714,434,350

Class II
Shares sold	1,062,718	$13,579,037	2,788,897	$32,560,434
Shares issued on reinvestment	103,563	1,354,995	31,865	395,527
Shares repurchased	(414,961)	(5,375,044)	(356,334)	(4,238,809)
Net increase	751,320	$9,558,988	2,464,428	$28,717,152

28	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report

8. Transactions with affiliated Underlying Funds

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Legg Mason through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to certain of the Underlying Funds held by the Portfolio. Based on the Portfolio’s relative ownership, the following Underlying Funds were considered affiliated companies for all or some portion of the year ended December 31, 2014. The following transactions were effected in shares of such Underlying Funds for the year ended December 31, 2014.

	Affiliate Value at December 31, 2013	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at December 31, 2014	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
Underlying Funds		Cost	Shares	Cost	Shares
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	$142,805,484	$67,100,393	3,479,365	—	—	$2,472,484	$15,120,909	$214,479,501	—
Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	143,007,859	73,844,187	6,592,099	—	—	8,834,977	499,210	216,716,564	—
QS Batterymarch International Equity Fund, Class IS Shares	93,234,990	48,702,934	3,259,632	$842,164	56,635	3,117,934	—	135,043,857	$(5,664)
ClearBridge Aggressive Growth Fund, Class IS Shares	143,440,753	46,461,165	220,042	2,229,485	11,397	—	3,677,165	208,471,187	170,515
QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	195,152,443	69,533,501	4,335,128	1,614,089	104,169	2,428,255	10,596,746	283,746,498	(15,089)
Royce Heritage Fund, Investment Class Shares	91,552,431	53,871,468	3,414,478	—	—	435,134	7,042,334	137,680,053	—
Western Asset Intermediate Bond Fund, Class IS Shares	142,694,651	70,219,801	6,346,898	—	—	4,153,801	—	215,180,323	—
	$951,888,611	$429,733,449		$4,685,738		$21,442,585	$36,936,364	$1,411,317,983	$149,762

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report	29

Notes to financial statements (cont’d)

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$22,750,135	$9,125,055
Net long-term capital gains	14,960,781	669,155
Total distributions paid	$37,710,916	$9,794,210

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$632,213
Undistributed long-term capital gains — net	18,365,768
Total undistributed earnings	$18,997,981
Other book/tax temporary differences(a)	4,110,834
Unrealized appreciation (depreciation)(b)	103,825,465
Total accumulated earnings (losses) — net	$126,934,280

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

30	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (formerly, Legg Mason Dynamic Multi-Strategy VIT Portfolio, the “Portfolio”), a series of Legg Mason Partners Variable Equity Trust, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for the two-year period then ended, and the financial highlights for the three-year period then ended and the period from November 30, 2011 (inception date) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for the two-year period then ended, and the financial highlights for the three-year period then ended and the period from November 30, 2011 (inception date) to December 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2015

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2014 Annual Report	31

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Legg Mason Global Asset Allocation, LLC (“QS/LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS/LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s assets allocated to the Fund’s Event Risk Management strategy and of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of

32	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all affiliated and blended mixed-asset target allocation growth, flexible portfolio and alternative other funds of funds underlying variable insurance products using a “Managed Volatility Multi Strategy” (the “Performance Universe”) as classified and selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-year period ended June 30, 2014. The Fund performed better than the median performance of the funds in the Performance Universe for the period. The Board

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

also reviewed performance information provided by the Manager for periods ended September 30, 2014, which showed that the Fund’s performance was better than the Lipper category average during the third quarter and year-to-date period. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and the Sub-Advisers were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review and noting the limited period of performance data available, the Board generally was satisfied with the Fund’s performance and with management’s efforts to continue to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management reviewed with the Board the scope of services provided to the Fund by the Manager, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of affiliated and blended funds of funds using a Managed Volatility Multi Strategy consisting of two mixed-asset target allocation growth funds, two flexible portfolio funds and one alternative other fund underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of

34	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

funds selected by Lipper consisting of all affiliated and blended mixed-asset target allocation growth, flexible portfolio and alternative other funds of funds underlying variable insurance products using a Managed Volatility Multi Strategy (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was higher than the average management fee paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio (including underlying fund expenses) was lower than the median of the total expense ratios of the funds in the Expense Group and was lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements. In addition, the Board determined that the fees charged by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, with

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

respect to the Fund were for services provided in addition to, and were not duplicative of, services provided under the advisory contracts of the underlying funds in which the Fund invested.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

36	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (formerly Legg Mason Dynamic Multi-Strategy VIT Portfolio) (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†

Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Althea L. Duersten[3]
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

38	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Independent Trustees cont’d

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and
Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and
Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

40	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Additional Officers cont’d

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective April 1, 2014, Ms. Duersten became a Trustee.

[4]	Mr. Fuller is an “interested person” of the Portfolio, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

42	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2014:

Record date:	6/11/2014		12/26/2014
Payable date:	6/12/2014		12/29/2014
Dividends qualifying for the Dividends
Received Deduction for Corporations	8.38%		42.07%
Foreign source income	10.70	%*	11.60	%*
Foreign taxes paid per share	$0.000055		$0.002608
Long-term capital gain dividend	$0.153648		—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes. The foreign taxes paid represent taxes incurred by the Portfolio on income received by the Portfolio from foreign sources.

Foreign	taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	43

QS Legg Mason

Dynamic Multi-Strategy VIT Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Legg Mason Global Asset Allocation, LLC Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014333 2/15 SR15-2412

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2013 and December 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $324,685 in December 31, 2013 and $277,943 in December 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2013 and $38,259 in December 31, 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $51,400 in December 31, 2013 and $44,640 in December 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31,

2013 and December 31, 2014; Tax Fees were 100% and 100% for December 31, 2013 and December 31, 2014; and Other Fees were 100% and 100% for December 31, 2013 and December 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)	(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2015